Exhibit 10.27

                                           3-24-95
                                           SETTLEMENT AGREEMENT

   MILLER, ALFANO & RASPANTI, P.C.         Attorneys for Plaintiff,
   BY:  Gregory P. Miller, Esquire         Linda S. Kaiser,
        Gaetan J. Alfano, Esquire          Insurance Commissioner of
        Gregg W. Mackuse, Esquire          the Commonwealth of Penn-
   Identification Nos. 24891, 32971        sylvania as Rehabilitator
   and 54366                               of The Mutual Fire Marine
   Miller, Alfano & Raspanti, P.C.         and Inland Insurance
   1818 Market Street, Suite 3402          Company (In Rehabilitation)
   Philadelphia, PA 19103
   (215) 972-6400

                      IN THE COMMONWEALTH COURT OF PENNSYLVANIA

          ____________________________________X
          GEORGE F. GRODE, Insurance          :    NO. 3483, C.D. 1986
          Commissioner of the Commonwealth
          of Pennsylvania,                    :
                         Plaintiff,
                                              :
                     v.
                                              :
          THE MUTUAL FIRE, MARINE AND
          INLAND INSURANCE COMPANY,           :
                             Defendant.
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (BT)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,
                            Plaintiff,        :
                    v.
                                              :
          EVANSTON INSURANCE COMPANY
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HB)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,
                            Plaintiff,        :
                    v.
                                              :
          INSURANCE COMPANY OF EVANSTON
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HC)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator
          of The Mutual Fire, Marine and      :

          Inland Insurance Company,
                            Plaintiff,        :
                    v.
                                              :
          EVANSTON INSURANCE COMPANY
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (ET)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,
                            Plaintiff,        :
                    v.
                                              :
          EVANSTON INSURANCE COMPANY
                            Defendant.        :
          ____________________________________X
          CYNTHIA M. MALESKI, Insurance       :      NO. 91-1179 (E.D. Pa.)
          Commissioner of the Commonwealth
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And
          Inland Insurance Company,           :
                            Plaintiff,
                    v.                        :

          ALEXANDER & ALEXANDER SERVICES      :
          INC., ALEXANDER & ALEXANDER INC.
          and SHAND, MORAHAN & COMPANY, INC., :
                            Defendants.
          ____________________________________X


                                 SETTLEMENT AGREEMENT
                                 --------------------

               This Settlement Agreement ("Agreement") is between Linda S.

          Kaiser, Insurance Commissioner of the Commonwealth of

          Pennsylvania in her capacity as Rehabilitator (together with her

          Special Deputy) of The Mutual Fire, Marine & Inland Insurance

          Company (In Rehabilitation)("Mutual Fire") for and on behalf of herself as Rehabilitator of the estate of Mutual Fire, Mutual

          Fire itself, their respective successors and assigns, including any successor by operation of law or assignment, including without limitation any such liquidator, rehabilitator, receiver or conservator of Mutual Fire (hereinafter collectively the

          "Rehabilitator") and her counsel, Miller, Alfano & Raspanti

          ("MAR") on the one part, and Alexander & Alexander Services Inc.;

          Alexander & Alexander Inc. (collectively, "Alexander &

          Alexander"); Shand, Morahan & Company, Inc. ("Shand"); Evanston

          Insurance Company ("EIC"); and Insurance Company of Evanston

          ("ICE"), (collectively, the "Settling Defendants") on the other part.


                                       RECITALS
                                       --------

               WHEREAS, the Rehabilitator of Mutual Fire, by and through

          her attorneys, has commenced actions against (i) Alexander &

          Alexander and Shand, Civil Action No. 91-1179 (E.D. Pa.); (ii)

          EIC, No. 3483 C.D. 1986 (BT) (Pa. Commw. Ct.); (iii) ICE, No.

          3483 C.D. 1986 (HB) (Pa. Commw. Ct.); (iv) EIC, No. 3483 C.D.

          1986 (HC) (Pa. Commw. Ct.); and, (v) EIC, No. 3483 C.D. 1986 (ET)

          (Pa. Commw. Ct.) (the "declaratory judgment action on coverage issues"); (subsections (i) through (v) above, are collectively referred to as "the Litigation");

               WHEREAS, the claims against Alexander & Alexander were

          primarily based upon theories of vicarious and/or derivative liability based on Alexander & Alexander's former ownership of

          Shand;

               WHEREAS, for a period commencing sometime in 1970, Shand

          served as one of Mutual Fire's Managing General Agents pursuant to various contractual arrangements;

               WHEREAS, EIC and ICE are affiliates of Shand;

               WHEREAS, EIC and ICE were parties to contracts with Mutual

          Fire pursuant to which EIC, ICE and Mutual Fire participated in reinsurance treaties; all present claims between the

          Rehabilitator, on the one hand, and EIC and ICE, on the other hand, are claims arising solely out of contracts;

               WHEREAS, Mutual Fire was a named insured on, or beneficiary of, policies of insurance issued by EIC ("the Policies"), and the

          Rehabilitator has made claims under the Policies and, in her declaratory judgment action has raised certain issues relating to coverage under the Policies;

               WHEREAS, the Settling Defendants deny any wrongdoing and/or all liability to the Rehabilitator in connection with the

          Litigation;

               WHEREAS, this Settlement Agreement is being entered into by the parties, inter alia, to resolve or prevent other threatened
                       ----- ----

          or contemplated actions that might lessen the value of Mutual

          Fire's assets or prejudice the collective interests of Mutual

          Fire's policyholders, creditors and/or shareholders or the administration of the Rehabilitation proceeding of Mutual Fire;

               WHEREAS, the parties have agreed that the Rehabilitator may amend the original Complaint in the federal court action,

          docketed at Civil Action No. 91-1179 (E.D. Pa.) (hereafter, the

          "Federal Action"), as part of this Settlement Agreement, in the form attached hereto as Exhibit "C"; and

               WHEREAS, the Rehabilitator and the Settling Defendants

          desire to resolve amicably and settle all claims that the

          Rehabilitator has or could ever have against Settling Defendants,

          together with all claims under the Policies so that all claims between the Rehabilitator and the Settling Defendants are fully and finally resolved.

               NOW, THEREFORE, on this 27th day of March, 1995, in

          consideration of the promises, covenants, and agreements set forth below, and for such other good and valuable consideration,

          the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:


                                 TERMS AND CONDITIONS
                                 --------------------


               A.   Payment
                    -------

                    Alexander & Alexander agrees to make payment as

          follows:

                    1.   Within five (5) business days of the Effective

          Date of this Agreement ("Effective Date" - which shall be the date upon which the final signatory executes this Settlement

          Agreement), Alexander & Alexander will deliver the amount of

          $12,000,000 (the "Initial Payment") to PNC Bank, as Escrow Agent

          (the "Escrow Agent") to be held in accordance with the terms of an Escrow Agreement substantially in the form of Exhibit "A"

          hereto (the "Escrow Agreement") to be entered into by Alexander &

          Alexander, the Rehabilitator, MAR and the Escrow Agent.  Within

          five (5) business days after the date on which the Order (as defined in Section J.2 of this Agreement) has been entered and has become final, binding and not subject to any appellate review

          (i.e. either thirty-one (31) days after the entry of the Order of the Commonwealth Court no appeal having been taken, or affirmed on appeal with no right to any further appellate review, such date hereinafter being referred to as the "Final Order Date"), an aggregate initial payment of $12,000,000 shall be paid by release of the Initial Payment from escrow, of which $11,000,000 shall be paid to the Rehabilitator and $1,000,000 will be paid to MAR for legal fees and expenses with regard to the litigation as more fully set forth in Section A.8 below.  All accrued interest in the escrow shall be disbursed in accordance with the terms of the

          Escrow Agreement.

                    2.   Within five (5) business days after the Final

          Order Date EIC shall direct the payment and/or transfer to the

          Rehabilitator of the amount of $4,600,000 from trusteed funds held by First Fidelity Bank N.A. (the "Trust Payment") as more fully set forth in Section A.7 below.

                    3.   The balance of the settlement payment shall be

          made by delivery of two (2) promissory notes (the "Promissory

          Notes") to be made by Alexander & Alexander (i) one of which shall be in the original principal amount of $34,655,000 payable to the order of the Rehabilitator in the form of Exhibit B-1 hereto (the "Mutual Fire Note") and (ii) the other in the original principal amount of $345,000 payable to the order of MAR and in the form of Exhibit B-2 hereto (the "MAR Note") for legal fees and certain expenses with regard to the litigation as more fully set forth in Section A.8 below.  The Promissory Notes shall be payable in six (6) annual installment payments (without interest) in the aggregate amount of $5,833,333.33 on or before the 1st day of April, 1996 and on or before the 1st day of April of each year thereafter from 1997 to 2001, of which $5,775,833.33 shall be paid pursuant to the Mutual Fire Note and $57,500.00 pursuant to the MAR Note (the "Installment Payments").  Within

          five (5) business days of the Effective Date of this Agreement,

          Alexander & Alexander will execute and deliver the Promissory

          Notes to the Escrow Agent to be held in accordance with the terms of the Escrow Agreement.  The Promissory Notes will be released from escrow and delivered to the payees thereof within five (5)

          business days after the Final Order Date.  If any Installment

          Payment shall become due prior to the date on which the

          Promissory Notes are released from escrow, then Alexander &

          Alexander shall deliver the amount of such payment to the Escrow

          Agent to be held and disbursed in accordance with the Escrow

          Agreement.

                    4.   The obligations to make the Installment Payments

          pursuant to the Promissory Notes shall be secured by two (2)

          evergreen letters of credit (in the forms of Exhibits D-1 and D-2 attached hereto), one in the amount of $34,655,000 naming the

          Rehabilitator as beneficiary and the other in the amount of

          $345,000 naming MAR as beneficiary.  Alexander & Alexander shall cause such letters of credit to be issued within thirty (30) days following the Effective Date and immediately delivered to the

          Escrow Agent to be held in accordance with the terms of the

          Escrow Agreement.  Each letter of credit shall (i) be issued or confirmed by PNC Bank or such other national bank with its principal place of business in Pennsylvania as may be acceptable to the Rehabilitator in her sole discretion provided, however,

          that the Rehabilitator is satisfied that a letter of credit so confirmed constitutes a direct and independent obligation of the confirming bank to the beneficiary; (ii) provide for drawing upon presentation of a sight draft accompanied by a certificate of the beneficiary to the effect that (A) a default in payment has occurred and is continuing under the Promissory Note, and (B)

          either (x) the Final Order Date has not yet occurred, the amount being drawn represents an overdue scheduled Installment Payment and directing that payment together with any interest due thereon be made to the Escrow Agent, or (y) the Final Order Date has occurred and specifying that the entire amount of the letter of credit shall be drawn and paid to the Rehabilitator pursuant to her instructions; (iii) have an initial expiry date no earlier than one year from the date of issuance and provide for automatic renewal for additional successive periods of at least one year each unless the issuer shall have given notice of its intention not to renew at least sixty (60) days prior to its stated

          expiration date; (iv) provide that such letter of credit may be transferred to any subsequent holder of the related Promissory

          Note; (v) provide that such letter of credit will be cancelled if it is returned to the issuing bank by the Escrow Agent upon any termination of this Settlement Agreement; and (vi) shall

          otherwise be in form and substance satisfactory to the

          Rehabilitator.

                    5.   Upon payment of each Installment Payment, the

          letter of credit securing the Installment Payment(s) shall be promptly reduced by an amount equal to the distributed

          Installment Payment or replaced by a letter of credit

          ("Replacement LOC") in the amount of the initial letter of credit less any Installment Payment(s) made to date, in which case the

          Replacement LOC shall be in the same form as the initial

          evergreen letter of credit.

                    6.   In the event that a default in payment has

          occurred after the Final Order Date and is continuing under the

          Mutual Fire Note or the MAR Note, then the holder of the Note which is in default shall have the right to declare the entire unpaid amount of principal due thereunder (and any other amounts due thereunder) to be immediately due and payable, and shall be permitted to liquidate and draw down the related letter of credit in its entirety.  In the event that a default in payment has occurred prior to the Final Order Date, the remedy for such default shall be treated in accordance with Section 2.C of the

          Escrow Agreement.

                    7.   Within five (5) business days after the Final

          Order Date, the Trust Payment shall be directed by EIC to be paid or transferred in its entirety to the Rehabilitator.  The balance of the Trust shall simultaneously be released to the Settling

          Defendants.  Upon receipt of the Trust Payment, the Rehabilitator hereby releases any and all claims against the balance of the

          Trust.  Until these payments are made, the Rehabilitator shall continue to receive all scheduled interest payments, and upon payment of the Trust Payment, the Rehabilitator shall receive all interest accrued but unpaid on the date of the Trust Payment.

          The Settling Defendants and the Rehabilitator specifically consent to these respective transfers and agree to deliver all necessary documents to effectuate them.

                    8.   It is understood by Settling Defendants that the

          payment to MAR and the issuance of the MAR Note are being made pursuant to a fee agreement between the Rehabilitator and MAR in

          MAR's capacity as attorneys for the Rehabilitator and shall be satisfaction in full of all fees owed by the Rehabilitator to MAR on account of the prosecution and settlement of the Federal

          Action against Alexander & Alexander and Shand, and in

          satisfaction of all fees owed by the Rehabilitator to MAR, after

          February 1, 1995, on account of the prosecution and settlement of the actions against EIC and ICE.

                    9.   The rights and obligations of any party to this

          Agreement may not be assigned and/or negotiated without the prior written approval of all parties to this Agreement except that (a)

          the Rehabilitator, in her discretion, may assign, transfer, sell and/or negotiate the Mutual Fire Note (in whole but not in part),

          and/or the right to receive the payments contemplated to be made to the Rehabilitator by Sections A.1 and A.2 hereof, in the exercise of her lawful duties, including for purposes of

          liquidating assets of Mutual Fire's Estate in anticipation of obtaining an Order terminating Mutual Fire's Rehabilitation pursuant to 40 P.S. Sec. 221.18, or otherwise permitted by law, and

          (b) MAR, in its discretion, may assign, transfer, sell and/or negotiate the MAR Note (in whole but not in part) and/or the right to receive the payment contemplated to be made to MAR pursuant to Section A.1 hereof.

                    10.  The Settling Defendants expressly consent to the

          assignment, transfer, sale, and/or negotiation of the Promissory

          Notes and rights to receive payments hereunder as contemplated by

          Section A.9 above.

               B.   Limitation as to Parties and Claims.
                    -----------------------------------

                    This Settlement Agreement is made for the benefit of

          the parties hereto and is limited to the specific claims

          identified herein, and is not intended to include, nor shall it be deemed to be a release or discharge of, any claims, demands,

          lawsuits, or causes of action that the Rehabilitator may have against any other person, firm or entity, except as specifically set forth herein.

               C.   Complete Agreement.
                    ------------------

                    This Agreement, including the recitals set forth above,

          the Escrow Agreement and Promissory Notes, attached respectively as Exhibits A, B-1 and B-2, and any Stipulations required by this

          Settlement Agreement, set forth all of the promises, covenants,

          agreements, conditions and undertakings between the Rehabilitator and MAR on the one hand and the Settling Defendants on the other with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements, undertakings, inducements or conditions.  Each party acknowledges and represents that it has not relied on any statements, agreements, representations,

          promises, warranties, or other assurances, oral or written, other than those contained in this Agreement, and that each party has relied exclusively on its own respective understanding, reviews,

          and investigations and analyses of all legal matters and factual information and documentation that each party has deemed

          material.

               D.   Compromise of Claims.
                    --------------------

                    Without admitting any liability to the Rehabilitator in

          any of the actions encompassed by this Settlement Agreement, the

          Settling Defendants and the Rehabilitator agree that the payments by the Settling Defendants hereunder are being made to

          compromise, resolve and settle all claims that the Rehabilitator has or could ever have against the Settling Defendants, together with all claims under the Policies so that all claims between the

          Rehabilitator and the Settling Defendants are fully and finally resolved.

               E.   Amendment of the Complaint in Federal Action
                    --------------------------------------------

                    The parties agree that the Rehabilitator may amend the

          Complaint in the Federal Action in the form attached hereto as

          Exhibit "C".

               F.   Release
                    -------

                    1.   In consideration of good and valuable

          consideration paid on behalf of Settling Defendants, and other good and valuable consideration, receipt of which is hereby acknowledged, the Rehabilitator, in order to settle all claims which she has or could ever have against Settling Defendants, by these presents, for and on behalf of herself as Rehabilitator of the Estate of Mutual Fire, Mutual Fire, itself, and Mutual Fire's policyholders and creditors, their respective successors and assigns, releases, acquits and forever discharges Settling

          Defendants, their past and present parents, subsidiaries and affiliates and each of their past and present officers,

          directors, agents, attorneys, successors and assigns (except for acts performed by individuals in their capacity as officers and/or directors of another company) ("Releasees") from any and all actions, causes of action, claims, demands, damages, costs,

          expenses, compensation and all consequential damage, known or unknown, and also to the extent of their liability for indemnity or contribution or otherwise to any other persons on account of,

          or in any manner relating to, or resulting from the

          Rehabilitator's alleged injuries, losses or damages.

                    2. This Release is limited to and shall inure solely to the benefit of Releasees and shall not release or discharge,

          or be construed to limit, impair or infringe upon the

          Rehabilitator's claims against any other persons, firms or entities.  Nothing in this paragraph shall limit the

          Rehabilitator's obligations to the Settling Defendants as

          provided in this Section "F".

                    3.   It is understood and agreed that this Release, and

          this Settlement Agreement, represent a compromise of disputed claims, and that the payments and/or undertakings made in the

          Settlement Agreement are not to be construed as an admission of liability on the part of any party.

                    4.   The Rehabilitator does not concede that the

          Settling Defendants are, individually or collectively, joint tortfeasors, obligors, indemnitors, or otherwise liable along with, or to, any other persons, firms or entities, and is

          executing this Release only in favor of the Settling Defendants,

          reserving the right to pursue any claim she may have against any other persons, firms, or entities.  If the Rehabilitator obtains a judgment against any other persons, firms, or entities, this

          Release shall not bar or reduce the Rehabilitator's recovery on such judgment in any way, unless Settling Defendants are

          individually or collectively judicially determined in any

          proceeding relating to the Rehabilitator's injuries, losses or damages to be joint tortfeasors, obligors, indemnitors or

          otherwise liable along with, or to, such other persons, firms or entities for all or part of the judgment resulting from the

          Rehabilitator's injuries, losses or damages and the pro rata (or
                                                              --- ----

          such other judicially determined) share of liability of Settling

          Defendants has been judicially established.  In that event, and only in that event, the Rehabilitator's recovery on the judgment shall be reduced, but only by Settling Defendants' pro rata (or
                                                             --- ----

          such other judicially determined) share of liability for the judgment, or as required by applicable law, it being the intent of the parties that this Release shall not operate as a discharge of other persons, firms or entities.  It is the intention of the parties that this Release is not a general release that would result in the release of any persons, firms or entities other than Releasees, and that should any provision of this Release be so construed, then to that extent this Release shall be construed and enforced as if such provision was not included.

                    5.   In the event that any other persons, firms or

          entities are judicially determined to be liable to the

          Rehabilitator for damages, and the Settling Defendants are judicially determined in any proceeding relating to the

          Rehabilitator's injuries, losses or damages, to be joint

          tortfeasors, obligors, indemnitors or otherwise liable along with, or to, such other persons, firm or entities for all or any part of the Rehabilitator's injuries, losses or damages, then the execution of this Release shall operate as the satisfaction of the Rehabilitator's judgment against such persons, firms or entities, but only to the extent of the judicially determined pro rata (or such other judicially determined) share of liability
          --- ----
          of Settling Defendants.  The Rehabilitator agrees that the intent of this Release is to relieve Settling Defendants from any liability to any persons, firms or entities not party to this

          Release, that in any manner relates to the Rehabilitator's injuries, losses or damages should Settling Defendants be

          judicially determined in any proceeding relating to the

          Rehabilitator's injuries, losses or damages to be joint

          tortfeasors, obligors, indemnitors or otherwise liable along with, or to, such other persons, firms, orentities for all or any part of the Rehabilitator's injuries, losses or damages and, in such circumstances, this Release shall operate as a satisfaction of the Rehabilitator's judgment against any such persons, firms or entities, but only to the extent of the pro  rata (or such
                                                     --- -----

          other judicially determined) share of liability of Settling

          Defendants.

                    6.  In order to avoid inconvenience and expense to

          Settling Defendants in any action in which Settling Defendants are or may be Defendants or third-party Defendants together with other alleged tortfeasors, obligors, or indemnitors, it is further agreed by the Rehabilitator that any verdict or judgment rendered on such verdict against any persons, firms or entities,

          shall be reduced by the pro rata (or such other judicially
                                  --- ----

          determined) share of liability attributable to Settling

          Defendants, assuming Settling Defendants have been judicially determined to be joint tortfeasors, obligors or indemnitors or otherwise liable along with, or to, such other persons, firms, or entities for all or part of the Rehabilitator's injuries, losses or damages and the pro rata (or such other judicially determined)
                             --- ----

          share of their liability has been judicially determined in any proceeding relating to the Rehabilitator's injuries, losses or damages.

                    7.   By the Rehabilitator's execution of this Release,

          it is expressly understood that Settling Defendants shall not be required to make any further payment to the Rehabilitator or to any other person, by reason of the Rehabilitator's alleged injuries, losses and/or damages.

                    8.   In the event that the Rehabilitator settles any

          action or suit now pending or which may be brought in the future,

          then she shall obtain from all such settling parties the release of any claims that such parties may have against any or all of

          Settling Defendants, including but not limited to claims for contribution, indemnity or common liability.

                    9.   In the event that the Rehabilitator obtains a

          judgment against any person, firm or entity ("the original judgment") and that person, firm or entity in a subsequent proceeding obtains a judgment against Settling Defendants for contribution, indemnity or otherwise resulting from the original judgment, the Rehabilitator agrees that she will satisfy the judgment against Settling Defendants by reducing the original judgment by the amount of the judgment against Settling

          Defendants.  In the event that the Rehabilitator has already received payment for the original judgment or has received the economic benefit of the original judgment by way of sale, transfer,

   assignment and/or pledge of some or all of her rights in the original judgment ("payment of the original judgment"), she agrees to satisfy any such judgment against Settling Defendants by refunding, returning or paying the amount of the judgment entered against Settling Defendants to that person, firm or entity that obtained the judgment against Settling

   Defendants.

             10.  The Rehabilitator shall give notice as provided by the terms of this Settlement Agreement to Settling Defendants within five (5) business days of the date of (i) the entry and (ii) payment of the original judgment.

             11.  In the event that the Rehabilitator obtains payment of the original judgment, the Rehabilitator shall establish a reserve ("Reserve"),

   as security to satisfy her obligations under Sections F.9 and F.12.  The

   Rehabilitator and Settling Defendants shall promptly undertake to negotiate in good faith and shall agree upon a reserve amount sufficient to satisfy the

   Rehabilitator's obligations under Sections F.9 and F.12 and the Rehabilitator shall thereupon establish such Reserve.  Within thirty (30) days of the date of payment of the original judgment in the event the parties are unable to agree upon the amount of the Reserve to be established, the issue shall be submitted to binding arbitration.  If the parties are unable to agree upon an arbitrator within ten (10) business days after any party demands arbitration,

   the issue shall be submitted to Judicate, or some other similar private alternative dispute resolution firm upon which the parties may agree (the "arbitrator"), for resolution. The arbitrator shall render a decision within ninety (90) days after any party demands arbitration.  Pending the establishment of the Reserve, the

   Rehabilitator agrees not to make any  disbursement from the proceeds obtained upon payment of the original judgment.  The Rehabilitator shall not be obligated under this subsection if:

                  (a)  The Rehabilitator has not received payment of the

   original judgment;

                  (b)  The Rehabilitator has obtained a release for the benefit of Settling Defendants for the claim of such person, firm or entity against

   Settling Defendants to recover all or part of the original judgment;

                  (c)  All parties agree that the limitations period for the claim of such person, firm or entity against Settling Defendants to recover all or part of the original judgment has expired; or

                  (d)  Such person, firm or entity that may have a claim against

   Settling Defendants to recover all or part of the original judgment has reached an agreement with Settling Defendants releasing and/or discharging all such claims without liability to the Settling Defendants.

             12.  In the event that any person, firm or entity brings an action against Settling Defendants to recover all or part of an original judgment or relating to the Rehabilitator's injuries, losses or damages, the

   Rehabilitator reserves the right
   to undertake jointly with Settling Defendants the defense of Settling

   Defendants at her own cost.  Settling Defendants agree that upon receipt of any form of notice of such an action or claim, whether filed or not, Settling

   Defendants shall, within three (3) business days, give notice to the

   Rehabilitator, pursuant to Section K.5 of this Agreement.  The Rehabilitator shall have a period of five (5) business days to exercise her option under this Section.  Whether or not the Rehabilitator exercises her option under this Section, Settling Defendants shall be free to undertake their own defense as they deem necessary and to incur all necessary and reasonable fees and costs.  Settling Defendants shall be permitted to make a claim in Mutual

   Fire's Estate for such necessary and reasonable fees and costs (which claim shall be subject to the Rehabilitator's obligation to review and adjust all claims pursuant to Section VII of the Plan) and following approval of the

   Commonwealth Court, such claim shall be an obligation of Mutual Fire and shall be paid from the Reserve established in Section F.11 hereof.  In the event that the Reserve is insufficient, then the claim shall be paid in accordance with the Court Order and the Plan.

             13.  In the event that the Rehabilitator undertakes jointly the defense of Settling Defendants, the Rehabilitator shall not advance any position or take any action to prejudice the interests of Settling

   Defendants.

             14. Any dispute arising under this Release shall be resolved through Application or other appropriate pleading filed in the

   Commonwealth Court.

        G.   Release of the Policies.
             -----------------------

             The Rehabilitator hereby releases and forever discharges any and all claims and/or right to coverage for defense costs and/or indemnification,

   which the Rehabilitator has, may have or could assert under the Policies.

        H.   Release of Class I, Class IV and VI Claims.
             ------------------------------------------

             Except as otherwise provided by the terms of this Agreement,

   including but not limited to Sections F, G, I and J of this Agreement, the

   Settling Defendants release all claims and rights that they may have as creditors under Mutual Fire's Plan of Rehabilitation dated January 31, 1989 as modified by Order dated January 23, 1990, including all rights as Class I,

   Class IV and Class VI claimants.  In addition, the Rehabilitator hereby assigns to Alexander & Alexander all of Mutual Fire's right, title and interest in and to any claims for recovery of reinsurance balances due from

   EIC and ICE.

        I.   Confidentiality.
             ---------------

             The Rehabilitator and MAR hereby acknowledge and agree that the terms and conditions of this Settlement Agreement are confidential; that confidentiality is essential to the business interests of Settling Defendants and is part of the consideration for this Settlement Agreement; and that this paragraph survives all terms and conditions of this Settlement Agreement.

   The parties further agree as follows:

             1.   The Rehabilitator agrees that neither she nor any

   representative of the Rehabilitator, or any representative of the Insurance

   Department of Pennsylvania, shall comment directly or by characterization, on this Settlement Agreement or any of its terms or conditions to anyone else,

   except the fact that there has been a confidential Settlement Agreement and to the extent necessary to obtain the approval of this Settlement Agreement by the Commonwealth Court.

             2.   Within thirty (30) days of the Final Order Date, the

   Rehabilitator will deliver to counsel for Settling Defendants all copies of all documents (in whatever form) which were produced to the Rehabilitator by

   Settling Defendants or return to any third parties those documents which such parties produced in the Litigation, at the option of the third parties, and all copies of all transcripts of depositions which the Rehabilitator took in the Litigation and the Rehabilitator's expert reports.  Settling Defendants agree to keep and maintain one set of such documents returned by the

   Rehabilitator pending the completion of the arbitration contemplated under

   Section F.11 hereof.

             3.   The Confidentiality Stipulation which was entered by the Court in the Federal Action on November 25, 1991 shall remain in effect.  The parties specifically agree that their experts and consultants will abide by the Confidentiality Stipulation.

             4.   If the Rehabilitator or MAR receive a subpoena or any other legal process seeking access to this Settlement

   Agreement or any documentation pertaining to it, each agrees to notify immediately in writing counsel for the Settling Defendants of the service of any such subpoena or process and to use their best efforts to resist any such process until ten (10) business days have elapsed after such notice is given.

             5.   Nothing in this Section I shall prevent Settling Defendants from making whatever disclosures are required by law or from issuing any press releases or public statement they deem necessary or to enforce this

   Agreement.  Settling Defendants agree to provide copies of any such press releases to the Rehabilitator within five (5) business days following their release by Settling Defendants.

             6.   Nothing in this Section I shall prevent the parties from

   making the disclosures necessary to effectuate the obligation set forth in

   Sections F above and J.2 below.

             7.   Any breach of this Section I shall give to non- breaching

   parties the right to pursue a claim against the breaching party for damages and/or injunctive relief.

        J.   Dismissal and Bar of Lawsuits.
             -----------------------------

             1.   In each of the actions identified as comprising the Litigation in the recitals of this Settlement Agreement the Rehabilitator shall seek dismissal with prejudice, pursuant to Rule 23(b) of the Local Rules of the

   United States District Court for the Eastern District of Pennsylvania or Rule

   229 of the Pennsylvania Rules of Civil Procedure, as appropriate, within five

   (5) business days after the Final Order Date, or some other means of dismissal with prejudice of the actions which may be agreeable to the parties and acceptable to the Court(s).

             2.   Within five (5) business days after the Effective Date, the

   Rehabilitator, by her counsel, shall move the Commonwealth Court ("Motion")

   for an order ("Order"): (a) approving this Agreement in its entirety; (b)

   authorizing and directing the Rehabilitator, Mutual Fire and Settling

   Defendants to render performance in accordance with the terms and conditions of this Agreement; and (c) providing that:

             (i)  Mutual Fire's present and past shareholders, policyholders,

   creditors, employees and agents shall be forever barred from commencing,

   asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all of the Releasees; and

             (ii) all other parties, persons, firms and entities subject to the jurisdiction of the Commonwealth Court shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all past and present officers,

   directors or employees of Mutual Fire;

   based on or arising out of any matter whatsoever that is related to the subject matter of any of the Litigation, this Settlement Agreement and/or in any manner relating to or resulting from the Rehabilitator's alleged injuries, losses or damages.

             3.  The Rehabilitator hereby agrees that she shall give the Notice of this Agreement to all parties, persons, firms and entities subject to the jurisdiction of the Commonwealth Court as specified by Section J.2(c) hereof as reflected on the Short and Master Service Lists,

   approved by the Commonwealth Court.

             4.  It is a condition of this Settlement Agreement that any Order of the Commonwealth Court approving this Settlement Agreement shall contain the provisions set forth in Section J.2 hereof.

        K.   Miscellaneous.
             -------------

             1.   Jurisdiction and Controlling Law.  This Agreement shall be
                  --------------------------------

   interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

   The Settling Defendants hereby consent to the jurisdiction of the

   Commonwealth Court of Pennsylvania, or, at the Rehabilitator's option to the jurisdiction of the United States District Court for the Eastern District of

   Pennsylvania, in the event that any disputes should arise under this

   Agreement.

             2.   Authority.  The Rehabilitator states that she is obligated to
                  ---------

   seek and obtain the Order approving this Agreement to make this Agreement valid and binding upon the parties.  Each party to this Agreement represents and warrants that it has all requisite power and authority to enter into this

   Agreement and to implement the transactions contemplated herein and that the signatories to this Agreement are duly authorized to execute this Agreement on behalf of the respective parties thereto.  Each party to this Agreement represents and warrants that this Agreement has not been fraudulently induced either through active
   concealment of material facts or non-disclosure of material facts, and,

   accordingly, this Agreement is not subject to rescission on any such grounds.

             3.   Counterparts.  This Agreement may be executed in counterparts,
                  ------------

   including by facsimile, which together shall be considered an original document.

             4.   Amendments.  This Agreement may only be amended by an
                  ----------

   agreement in writing signed by all the parties.

             5.   Notices.  Any notices or communications sent in connection
                  -------

   with the Agreement shall be delivered by facsimile and first-class mail and addressed to counsel for the parties as follows:

             For Plaintiff, Linda S. Kaiser, Insurance Commissioner of the Commonwealth of Pennsylvania, as Rehabilitator of the Mutual Fire, Marine and Inland Insurance Company

             James S. Gkonos, Esquire
             The Mutual Fire, Marine &
               Inland Insurance Company
             (In Rehabilitation)
             1500 Market Street
             Centre Square
             East Tower - 17th Floor
             Philadelphia, PA  19102
             Telephone:     (215) 567-9600
             Telefax:       (215) 567-9300

                   with a copy to:

             Gregory P. Miller, Esquire
             Gaetan J. Alfano, Esquire
             Gregg W. Mackuse, Esquire
             MILLER, ALFANO & RASPANTI, P.C.
             1818 Market Street, Suite 3402
             Philadelphia, PA  19103
             Telephone:     (215) 972-6400
             Telefax:       (215) 981-0082

             For Settling Defendants, Shand Morahan & Company, Inc., Evanston Insurance Company and Insurance Company of Evanston Insurance

             Edgar W. Phoebus, Jr., Esquire
             Sr. Vice Pres., Secretary & General Counsel
             Shand Morahan & Company, Inc.
             Shand Morahan Plaza
             Evanston, IL  60201
             Telephone:     (708) 866-2800
             Telefax:       (708) 866-0778

             With a copy to:

             Joseph M. Donley, Esquire
             Kittredge, Donley, Elson, Fullem & Embick
             The Bank Building, 5th Floor
             421 Chestnut Street
             Philadelphia, PA  19106
             Telephone:     (215) 829-9900
             Telefax:       (215) 829-9888


             For Settling Defendants, Alexander & Alexander Services Inc., Alexander & Alexander Inc.

             Albert A. Skwiertz, Jr., Esquire
             Vice President & General Counsel
             Alexander & Alexander Services, Inc.
             1185 Avenue of the Americas
             New York, NY  10036
             Telephone:     (212) 444-4530
             Telefax:       (212) 444-4696

             With a copy to:

             John D. Gordan, III, Esquire
             Morgan, Lewis & Bockius
             101 Park Avenue
             New York, NY  10178-0060
             Telephone:     (212) 309-6000
             Telefax:       (212) 309-6273


             6.   Termination of the Agreement.
                  ----------------------------

                  (a)  Unless otherwise agreed by the parties in writing, this

   Agreement shall terminate thirty (30) days after the occurrence of any of the following events:

                       (i)  the Commonwealth Court renders (1) an order

   disapproving this Agreement or any Term or Condition hereof, or (2) an order failing to approve or include any Term or Condition of this Agreement, or (3)

   an order otherwise declaring this Agreement null and void and such order becomes final, binding and not subject to any appeal; or
                                                         --

                       (ii) an order or ruling is issued on appeal which vacates

   or reverses the Order below and such order or ruling becomes final, binding and not subject to any appeal.

                  (b)  This agreement may be terminated by Alexander & Alexander at its option by giving written notice to the other parties hereto if the

   Order shall not have been entered by the Commonwealth Court within ninety

   (90) days after the date this Agreement has been fully executed and filed.

   The optional termination right under the preceding sentence shall expire five

   (5) business days after the expiration of the ninety (90) day period.

                  (c)  Except as otherwise provided in Section I, upon any

   termination, this Agreement shall become null and void and have no further force or effect, and all amounts held by the Escrow Agent shall be distributed in accordance with the Escrow Agreement.

             7.   Cooperation.  The parties agree to provide and to execute such
                  -----------

   additional documents and to take such additional actions as may reasonably be requested by any of the parties in order to effectuate the terms and intent of this Settlement

   Agreement, including the quarterly accounting reports routinely provided by

   Mutual Fire, Shand, EIC and/or ICE.

        IN WITNESS WHEREOF, the parties have caused this Settlement Agreement to be executed on the date set forth above.


   ATTEST: LINDA S. KAISER, Insurance Commissioner of the Commonwealth of Pennsylvania, in her capacity as Rehabilitator of the Mutual Fire, Marine and Inland Insurance Company (in Rehabilitation)


                                 By:  /s/ Alexander Bratic
   --------------------------         ------------------------------
                                      Alexander Bratic
                                      Special Deputy Rehabilitator


                                 DATE: March 27, 1995
                                      ------------------------------


   ATTEST:                       ALEXANDER & ALEXANDER
                                 SERVICES INC.


                                 By:  /s/ Albert A. Skwiertz, Jr.
   -------------------------          ------------------------------
                                      Name: Albert A. Skwiertz, Jr.
                                      Title: Vice President and
                                             General Counsel

                                 DATE: March 27, 1995
                                      ------------------------------


   ATTEST:                       ALEXANDER & ALEXANDER INC.


                                 By:  /s/ Albert A. Skwiertz, Jr.
   -------------------------          ------------------------------
                                      Name: Albert A. Skwiertz, Jr.
                                      Title: Vice President and
                                             General Counsel

                                 DATE: March 27, 1995
                                      ------------------------------

   ATTEST:                       SHAND, MORAHAN & COMPANY, INC.


   _________________________     By:  /s/ Edgar W. Phoebus
                                      ------------------------------
                                      Name: Edgar W. Phoebus
                                      Title: Senior Vice President

                                 DATE: March 27, 1995
                                      ------------------------------


   ATTEST:                       EVANSTON INSURANCE COMPANY


   ________________________      By:  /s/ Edgar W. Phoebus
                                      ------------------------------
                                      Name: Edgar W. Phoebus
                                      Title: Senior Vice President

                                 DATE: March 27, 1995
                                      ------------------------------


   ATTEST:                       INSURANCE COMPANY OF EVANSTON


   ________________________      By:  /s/ Edgar W. Phoebus
                                      ------------------------------
                                      Name: Edgar W. Phoebus
                                      Title: Secretary

                                 DATE: March 27, 1995
                                      ------------------------------


   WITNESS:                      MILLER, ALFANO & RASPANTI, P.C.


   ________________________       By:  /s/ Gaetan J. Alfano
                                       -----------------------------
                                      Gregory P. Miller, Esquire or
                                      Gaetan J. Alfano, Esquire
                                      A Member of the Firm

                                 DATE: March 27, 1995
                                      ------------------------------

                                                March 24, 1995

   MILLER, ALFANO & RASPANTI, P.C.         Attorneys for Plaintiff,
   BY:  Gregory P. Miller, Esquire         Linda S. Kaiser,
        Gaetan J. Alfano, Esquire          Insurance Commissioner of
        Gregg W. Mackuse, Esquire          the Commonwealth of Penn-
   Identification Nos. 24891, 32971        sylvania as Rehabilitator
   and 54366                               of The Mutual Fire Marine
   Miller, Alfano & Raspanti, P.C.         and Inland Insurance
   1818 Market Street, Suite 3402          Company (In Rehabilitation)
   Philadelphia, PA 19103
   (215) 972-6400


                      IN THE COMMONWEALTH COURT OF PENNSYLVANIA

          ____________________________________X
          GEORGE F. GRODE, Insurance          :    NO. 3483, C.D. 1986
          Commissioner of the Commonwealth    :
          of Pennsylvania,                    :
                         Plaintiff,           :
                                              :
                     v.                       :
                                              :
          THE MUTUAL FIRE, MARINE AND         :
          INLAND INSURANCE COMPANY,           :
                             Defendant.       :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (BT)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HB)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          INSURANCE COMPANY OF EVANSTON       :
                            Defendant.        :
          ____________________________________X

          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HC)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine and      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (ET)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X


                                   ESCROW AGREEMENT
                                   ----------------

               This Escrow Agreement ("Escrow Agreement") is made as of

          this 27th day of March, 1995, by and among Linda S. Kaiser,

          Insurance Commissioner of the Commonwealth of Pennsylvania, in

          her capacity as Rehabilitator, together with her Special Deputy of The Mutual Fire, Marine and Inland Insurance Company (In

          Rehabilitation) ("Mutual Fire") for and on behalf of herself as

          Rehabilitator of the estate of Mutual Fire, Mutual Fire itself,

          and Mutual Fire's policyholders and creditors, their respective successors and assigns, including any successor by operation of law or assignment, including without limitation any such

          liquidator, rehabilitator, receiver or conservator of the estate of Mutual Fire (hereinafter collectively the "Rehabilitator");

          Miller, Alfano & Raspanti, P.C. of Philadelphia, Pennsylvania

          ("MAR"); Alexander & Alexander Services Inc. and Alexander &

          Alexander Inc. (collectively, "Alexander & Alexander").


                                      WITNESSETH
                                      ----------

               WHEREAS, the Rehabilitator, MAR, Alexander & Alexander and

          certain others have entered into a Settlement Agreement, dated

          March 27, 1995; and

               WHEREAS, pursuant to the Settlement Agreement, Alexander &

          Alexander have agreed to pay certain amounts (the "Settlement

          Amount") upon certain terms and conditions as set forth in the

          Settlement Agreement and this Escrow Agreement; and

               WHEREAS, the obligation to pay the Settlement Amount is

          evidenced in part by two Promissory Notes substantially in the form of Exhibits B-1 and B-2 attached to the Settlement Agreement

          (the "Promissory Notes", each of which is to be secured by a letter of credit (the "Letters of Credit") as specified in the

          Settlement Agreement); and

               WHEREAS, pending Court approval of the Settlement

          Agreement, the Rehabilitator has demanded that the Promissory

          Notes be delivered to an Escrow Agent to be held in accordance with the terms and conditions of this Escrow Agreement; and

               WHEREAS, in order to secure Alexander & Alexander's

          agreement to pay the initial $12,000,000.00 (the "Initial

          Payment") of the Settlement Amount to the Rehabilitator and MAR

          respectively, pursuant to the terms and conditions of the

          Settlement Agreement, the Rehabilitator has demanded that

          Alexander & Alexander deposit the Initial Payment with an Escrow

          Agent in the Escrow Account (as hereinafter defined) pursuant to the terms and conditions of this Escrow Agreement;


                                      COVENANTS:
                                      ----------

                    NOW, THEREFORE, in consideration of the mutual promises

          and covenants contained herein, the parties, intending to be legally bound hereby, mutually agree as follows:

                    1.   Appointment of Escrow Agent.  The Rehabilitator
                         ---------------------------

          and Alexander & Alexander designate PNC Bank, N.A. ("Bank" or

          "Escrow Agent") to act as the Escrow Agent for the period

          commencing on the date hereof and expiring upon the termination of this Escrow Agreement pursuant to Section 4 hereof.  The

          Rehabilitator and Alexander & Alexander irrevocably authorize the

          Bank to exercise the powers and to perform the duties as are specifically delegated to or required of the Escrow Agent by the terms and conditions hereof, and to exercise such other

          reasonably incidental powers as may be necessary or desirable in the sole discretion of the Escrow Agent to fulfill its duties and obligations.

                    2.   Deposit of Initial Payment of Settlement Amount.
                         -----------------------------------------------

                         A.  Within five (5) business days of the Effective

          Date of the Settlement Agreement (as defined by the terms of the

          Settlement Agreement), simultaneously executed with this Escrow

          Agreement, Alexander & Alexander shall (i) execute the Promissory

          Notes and deliver them to the Bank to be held in accordance with the terms hereof; and (ii) deposit the Initial Payment,

          $12,000,000.00, into an account with the Bank, which was selected and designated by the parties (the "Escrow Account").  The parties acknowledge that they previously have executed a Cash

          Advisory Agreement or other appropriate letter agreement with the

          Bank to govern the handling of the Escrow Account.  Within thirty

          (30) days of the Effective Date of the Settlement Agreement,

          Alexander & Alexander will cause the Letters of Credit to be issued and delivered to the Bank to be held in escrow in

          accordance with the terms hereof.

                         B.   All monies paid or other property delivered

          to the Escrow Agent together with any interest earned or accrued thereon and any capital gains or losses and less any necessary fees, costs, commissions and/or expenses shall be referred to as the "Escrowed Funds".  The Bank shall invest any cash portion of the Initial Escrow Funds as outlined in the Cash Advisory

          Agreement or other appropriate letter agreement, as executed with the Bank, in United States Treasury Bills or Notes having a maturity of approximately 90 days, or any other form of

          instrument or investment with any other maturity period, as agreed to in writing by the parties hereto.

                         C.   If any of the Installment Payments shall

          become due under the Promissory Notes while the Promissory Notes are still being held by the Bank, then Alexander & Alexander shall deliver the amount of such payment to the Bank to be held as part of the Escrowed Funds and ultimately to be distributed

          (together with any earnings thereon) simultaneously with and to the same person as, the Promissory Notes.  If any Installment

          Payment is not paid when due in accordance with the preceding sentence, then the overdue amount and any interest due thereon shall be drawn under the Letters of Credit, whereupon such payment default shall be deemed to have been cured.  Any

          provision of the Promissory Notes or any other document to the contrary notwithstanding, the late payment of any Installment

          Payment prior to the Final Order Date (as defined in the

          Settlement Agreement) shall not result in the acceleration of either Promissory Note.

                    3.  Obligations Covered.  The Escrowed Funds, whether
                        -------------------

          held in the Escrow Account or otherwise held by the Escrow Agent,

          shall secure the payment, in full, of the obligations of

          Alexander & Alexander to make the Initial Payment under the

          Settlement Agreement (and make Installment Payments, if any,

          which become due under the Promissory Notes while the Promissory

          Notes are still being held by the Bank pursuant hereto), and this

          Escrow Agreement shall remain in full force and effect until all such obligations have been paid in full or terminated.

                    4.  Release of Escrowed Funds and Termination.
                        -----------------------------------------

                         A.   Within five (5) business days of the Final

          Order Date, the Escrow Agent shall (i) deliver the Promissory

          Notes (together with the related Letters of Credit) in accordance with the instructions of the Rehabilitator; and (ii) pay or transfer from the Escrowed Funds in accordance with the instructions of the Rehabilitator an amount in cash equal to any

          Installment Payments (together with any earnings thereon) which shall have become due under the Promissory Notes prior to the date of such distribution; and (iii) pay or transfer to the

          Rehabilitator, from the Escrowed Funds, cash totalling in value

          $11,000,000.00 and the first 30 days of accrued interest on the

          Initial Payment and any interest which accrued after the date on which the Order (as defined in the Settlement Agreement) was entered and $1,000,000.00 to MAR; the remainder of the accrued interest on the Initial Payment shall be transferred to Alexander

          & Alexander. The Rehabilitator and MAR shall deliver to the

          Escrow Agent, prior to the time that the transfers are to be made, written instructions for payment or transfer in accordance with this subsection.  Alexander & Alexander shall give written instructions for payment or transfer of interest due to Alexander

          & Alexander.

                         B.   In the event of notice of the termination of

          the Settlement Agreement and this Escrow Agreement as permitted pursuant to the Settlement Agreement, the Escrow Agent shall,

          within five (5) business days of the receipt of such notice (i)

          mark the Promissory Notes "Cancelled" and return them to

          Alexander & Alexander; (ii) return the Letters of Credit to the issuer thereof for cancellation; and (iii) cause the Escrowed

          Funds, or, at the option of Alexander & Alexander, the

          instruments and/or investments held in the Escrow Account, to be transferred to Alexander & Alexander in accordance with the written instructions to be received by the Escrow Agent from

          Alexander & Alexander and confirmed by the Rehabilitator.

                         C.   Upon final release or transfer of all

          Escrowed Funds, the Promissory Notes, and the Letters of Credit,

          this Escrow Agreement shall be deemed to be terminated and the

          Escrow Agent shall be released and discharged from any and all of their duties, responsibilities and liabilities hereunder.

                    5.  Limitation on Escrow Agent's Responsibilities.  The
                        ---------------------------------------------

          acceptance by the Escrow Agent of its duties pursuant to this

          Escrow Agreement is expressly made subject to the following terms and conditions:

                         A.   The Escrow Agent shall act solely as a

          stakeholder and not as a party to, and is not bound by, any agreement between the Rehabilitator and the Settling Defendants

          (as defined in the Settlement Agreement) or their respective heirs, administrators, successors or assigns.  The Escrow Agent shall not be deemed to be an agent, other than as set forth herein, of either or both of the Rehabilitator or Alexander &

          Alexander.

                         B.   The Escrow Agent shall be entitled to rely

          and shall be fully protected in relying upon any note, writing,

          resolution, notice, statement, certificate, telex, teletype,

          message, cablegram, radiogram, order or other document or

          telephone message reasonably believed by them to be genuine and correct and to have been signed, sent or made by the proper person or entity. The Escrow Agent also shall be entitled to rely, and shall be fully protected in relying, with respect to any legal matter pertaining to this Escrow Agreement and its duties and obligations, upon advice of its counsel.

                         C.   In the event of any dispute as to the nature

          of its rights or obligations hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrowed Funds with or to the Commonwealth

          Court of Pennsylvania in accordance with such Court's procedural rules.  The Escrow Agent shall give notice of such action to the parties hereto.  Upon such interpleader, deposit or payment, the

          Escrow Agent shall immediately and automatically be relieved and discharged from all further duties, responsibilities and

          liabilities hereunder.

                    6.  General.
                        -------

                         A.   Each party to this Escrow Agreement

          represents and warrants that it has all the requisite power and authority to enter into this Escrow Agreement and to implement the transactions contemplated herein and that the signatories to this Escrow Agreement are duly authorized to execute this Escrow

          Agreement on behalf of the respective parties hereto.

                         B.   Each party to this Escrow Agreement

          represents and warrants that apart from the Final Order, no action, consent or approval of any person, entity, court or governmental authority is required by it for the lawful execution of this Escrow Agreement or the lawful performance and consummation of the transactions contemplated herein.

                         C.   Each party to this Escrow Agreement

          represents and warrants that its execution of this Escrow

          Agreement and its performance and consummation of the

          transactions contemplated herein will not violate any provision of any law or any order, writ, injunction or decree of any court or other governmental authority.

                         D.   Each party to this Escrow Agreement

          represents and warrants that this Escrow Agreement has not been fraudulently induced either through active concealment of

          material facts or non-disclosure of material facts, and,

          accordingly, this Escrow Agreement is not subject to rescission on any such grounds.

                         E.   This Escrow Agreement shall be interpreted in

          accordance with the laws of the Commonwealth of Pennsylvania.

          Any dispute arising under this Escrow Agreement shall be subject to the jurisdiction of the Commonwealth Court of Pennsylvania and the parties hereto hereby consent to the jurisdiction of this

          Court in the event of any dispute under this Escrow Agreement.

                         F.   This Escrow Agreement may be executed in

          counterparts, including by facsimile, which together shall be considered an original document.

                         G.   This Escrow Agreement, the Settlement

          Agreement, Promissory Notes, and any stipulations required by the

          Settlement Agreement, all as defined in the Settlement Agreement, set forth all of the promises, covenants, agreements, conditions and undertakings among the parties hereto with respect to the subject matter hereof, and supersede all prior and

          contemporaneous agreements, undertakings, inducements or

          conditions.

                         H.   This Escrow Agreement may not be amended,

          modified, waived, discharged or terminated (except pursuant to the provisions of Section 4 herein) or except by written

          instrument duly executed by the Rehabilitator, MAR, Alexander &

          Alexander and the Escrow Agent.

                         I.   The Escrowed Funds or any part thereof shall

          not be released except by written instructions issued and signed by or on behalf of the Rehabilitator, MAR, Alexander & Alexander and the Escrow Agent, except as provided in this Agreement.

                         J.   No party to this Escrow Agreement shall

          assign or delegate, in whole or in part, any or all of its rights or obligations hereunder to any person or entity without the written approval of all parties hereto, except as otherwise provided in this Agreement or the Settlement Agreement.

                         K.   This Escrow Agreement shall be binding upon

          and inure to the benefit of the parties hereto and their

          respective heirs, executors, administrators and personal

          representatives.

                         L.   The Escrow Agent shall not be liable for any

          error of judgment or for any action taken or omitted by it in good faith, or for any mistake or fact or law, or for anything which it may do or refrain from doing in connection herewith except its own gross negligence or willful misconduct.

                         M.   Alexander & Alexander agrees to indemnify the

          Escrow Agent and hold it harmless from and against any loss,

          liability, expenses (including reasonable attorneys' fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this

   Escrow Agreement, except for the gross negligence or willful misconduct of the Escrow Agent.  This indemnity shall survive the resignation of the Escrow

   Agent or the termination of this Escrow Agreement.

                  N.   The fee of the Escrow Agent for its services shall be

   paid by Alexander & Alexander in accordance with the standard schedule of charges in effect when services are rendered.  Such schedule will be furnished upon request.

                  O.   In addition to the fee described in paragraph 6(N), the

   Escrow Agent shall be entitled to reimbursement from Alexander & Alexander for all reasonable expenses, disbursement or advances made by it in the performance of its duties hereunder, including counsel and court cost.

                  P.   All interest accrued in the Escrow Account shall be for

   the account of the Rehabilitator and/or Alexander & Alexander, as set forth more specifically above, and shall be reported under applicable federal regulations using the tax identification numbers, as appropriate, of the

   Rehabilitator,
   which is 230902460 and of Alexander & Alexander, which is 520969822.

             7.   Notices.  Any notice or communication required or permitted
                  -------

   pursuant to this Escrow Agreement shall be given in writing (a) by facsimile and first class mail, postage prepaid; or (b) by certified mail, return
   ---

   receipt requested; or (c) by hand delivery, addressed as follows:

             If to the Rehabilitator:

                  Alexander Bratic
                  Special Deputy Rehabilitator
                  The Mutual Fire, Marine and
                   Inland Insurance Company
                  (In Rehabilitation)
                  1500 Market Street, 17th Floor
                  Centre Square, East Tower
                  Philadelphia, PA  19102
                  Telephone:     (215) 567-9600
                  Telefax:       (215) 567-9300

             with a copy to:

                  Gregory P. Miller, Esquire
                  Gaetan J. Alfano, Esquire
                  Gregg W. Mackuse, Esquire
                  MILLER, ALFANO & RASPANTI, P.C.
                  1818 Market Street, Suite 3402
                  Philadelphia, PA  19103
                  Telephone:     (215) 972-6400
                  Telefax:       (215) 981-0082


                  James S. Gkonos, Esquire
                  The Mutual Fire, Marine and
                   Inland Insurance Company
                  (In Rehabilitation)
                  1500 Market Street, 17th Floor
                  Centre Square, East Tower
                  Philadelphia, PA  19102
                  Telephone:     (215) 567-9600
                  Telefax:       (215) 567-9300

             If to Alexander & Alexander:

                  Albert A. Skwiertz, Esquire
                  Vice President & General Counsel
                  Alexander & Alexander Services Inc.
                  1185 Avenue of the Americas
                  New York, NY  10036

                  Telephone:     (212) 444-4530
                  Telefax:       (212) 869-7535

             with a copy to:

                  John D. Gordan, III, Esquire
                  Laurie Foster, Esquire
                  Morgan, Lewis & Bockius
                  101 Park Avenue
                  New York, NY  10178-0060

                  Telephone:     (212) 309-6000
                  Telefax:       (212) 309-6273


             If to the Escrow Agent to:

                  PNC Bank, N.A.
                  Corporate Trust Division
                  1700 Market Street; Suite 1412
                  Philadelphia, PA  19103

                  Telephone:     (215) 585-8738
                  Telefax  :     (215) 585-8872


   or to such other address or in care of such other person as shall be designated in a notice by any party to all other parties, and shall be deemed to have been given as of the date of receipt.

             8.   Authorized Signatory.  The authorized signatories for the
                  --------------------

   Escrow Agent are Constantine Hromych and Alfred J. Perazzelli and Arlene M.

   Yocum, Esq.

             IN WITNESS WHEREOF, the parties hereto have caused this Escrow

   Agreement to be duly executed as of the day and year first above written.


   ATTEST: LINDA S. KAISER, Insurance Commissioner of the Commonwealth of Pennsylvania as Rehabilitator of the Mutual Fire, Marine and Inland Insurance Company (in Rehabilitation)


                                 By:  /s/ Alexander Bratic
   --------------------------         ------------------------------
                                      Alexander Bratic
                                      Special Deputy Rehabilitator

                                 DATE: March 27, 1995
                                      ------------------------------


   ATTEST:                       ALEXANDER & ALEXANDER
                                 SERVICES INC.


                                 By:  /s/ Albert A. Skwiertz, Jr.
   -------------------------          ------------------------------
                                      Name: Albert A. Skwiertz, Jr.
                                      Title: Vice President

                                 DATE: March 27, 1995
                                      ------------------------------


   ATTEST:                       ALEXANDER & ALEXANDER INC.


                                 By:  /s/ Albert A. Skwiertz, Jr.
   -------------------------          ------------------------------
                                      Name: Albert A. Skwiertz, Jr.
                                      Title: Vice President

                                 DATE: March 27, 1995
                                      ------------------------------

   WITNESS:                      MILLER, ALFANO & RASPANTI, P.C.


   ________________________       By:  /s/ Gaetan J. Alfano
                                       -----------------------------
                                      Gregory P. Miller, Esquire or
                                      Gaetan J. Alfano, Esquire
                                      A Member of the Firm


                                 DATE: March 27, 1995
                                      ------------------------------



   WITNESS:                      ESCROW AGENT:


                                 By: /s/ Con Hromych
   -------------------------        --------------------------------

                 PROMISSORY NOTE (Miller, Alfano & Raspanti, P.C.)
                 -------------------------------------------------


   $345,000.00                           Dated: March 27, 1995

                                         Philadelphia, Pennsylvania


             FOR VALUE RECEIVED, Alexander & Alexander Services Inc. and Alexander & Alexander Inc. (hereinafter individually and collectively called "Maker"), jointly and severally promise to pay to the order of Miller, Alfano & Raspanti, P.C. (hereinafter called "Payee"), without set-off or defalcation at 1818 Market Street, Philadelphia, Pennsylvania, or such place as Payee may designate in writing, the principal sum of THREE HUNDRED FORTY-FIVE THOUSAND DOLLARS ($345,000.00) lawful currency of the United States of America, as provided herein.

             No interest shall accrue on the principal amount hereunder, except as otherwise expressly provided herein. The principal sum shall be payable in six (6) equal, consecutive annual installments of Fifty Seven Thousand, Five Hundred Dollars ($57,500.00) on or before the 1st day of April, 1996 and on or before the 1st day of April for each year from 1997 to 2001.

             This Note is being delivered as evidence of the outstanding amounts owed by Maker to Payee. If Maker fails to pay any installment of principal hereunder within seven calendar (7) days following the receipt by Maker at its office located at 1185 Avenue of the Americas, New York, NY 10036, addressed to the attention of Albert A. Skwiertz, Jr., Esquire, of written notice thereof, interest shall immediately begin to accrue on the overdue principal amount at a default rate of interest equal to ten percent (10%) per annum until such delinquent installment (and accrued interest hereunder) is paid in full or until all amounts owing hereunder (including, without limitation, accrued interest hereunder) are paid in full, if Payee has elected to accelerate the amounts due hereunder.

             Upon occurrence of any of the following events, an event of default shall arise hereunder, and the entire unpaid amount of principal hereunder (and any other amounts due hereunder) shall, at the option of Payee or any other holder hereof, become immediately due and payable without notice or demand: (a) the failure to pay any installment of principal or other amounts provided hereunder when due, and such failure continues for seven (7) calendar days after receipt by Maker at its address set forth above of written notice of such failure or (b) a petition in bankruptcy is filed by, or an order for relief under the Bankruptcy Code shall be entered against, any Maker or (c) if Maker gives notice of its intent either to cancel or not to renew the letter of credit securing this

   Note, or the issuer of the letter of credit securing this Note shall have given notice of its intent not to renew such letter of credit and a replacement letter of credit in substantially the same form shall not have been issued within thirty (30) days of receipt of any such notice or (d) any Maker makes an assignment for the benefit of its creditors. In addition, upon the occurrence of any such event of default, Payee shall have the right to pursue any other remedies as may be provided by law or in equity and shall be entitled to recover all collection costs and expenses, including without limitation, the reasonable attorneys' fees for collection of the total amount then due by Maker to Payee.

             The remedies of Payee as provided herein and all warrants of attorney herein shall be cumulative and concurrent, and may be pursued singly, successively, and/or together with any other remedies that may be available against Maker at the sole discretion of the Payee, and such warrants shall not be exhausted by an exercise thereof but may be exercised as often as occasion therefore shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

             Maker hereby waives presentment for payment, notice of dishonor and nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery of this acceptance, performance, default or enforcement of the payment of this Note, and each agrees that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any collateral, or any party thereof, with or without substitution, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without giving notice to Maker or reducing its liability hereunder.

             Payee shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein. Any such waiver by Payee of any breach of, or failure to comply with, any provisions of this Note shall not be construed as or constitute a continuing waiver of such provisions or a waiver of any other breach of or failure to comply with any other provision of this Note.

             The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include their respective representatives, successors and assigns. This instrument shall be governed, construed and enforced by and in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflicts of laws principles. If any provision of this Note hereof is determined by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining provisions hereof, other than those to which it is held invalid or unenforceable, and this Note will be construed and enforced as if such invalid or unenforceable provisions had never been inserted.

             The Maker expressly consents to the transfer, sale, assignment and/or negotiation of this Note (in whole but not in part). Maker cannot assign or delegate its rights or obligations without the prior written consent of the Payee.

             IN WITNESS WHEREOF, the undersigned have executed this Note on the date and year first written above.


   ATTEST:                            ALEXANDER & ALEXANDER
                                      SERVICES INC.


                                      By: /s/ Albert A. Skwiertz, Jr.
   -----------------------------         ---------------------------
                                           Name: Albert A. Skwiertz, Jr.
                                           Title: Vice President


   ATTEST:                            ALEXANDER & ALEXANDER INC.


                                      By: /s/ Albert A. Skwiertz, Jr.
   -----------------------------         ---------------------------
                                           Name: Albert A. Skwiertz, Jr.
                                           Title: Vice President

                           PROMISSORY NOTE (MUTUAL FIRE)
                           -----------------------------


   $34,655,000.00                          Dated:  March 27, 1995

                                         Philadelphia, Pennsylvania


             FOR VALUE RECEIVED, Alexander & Alexander Services Inc. and Alexander & Alexander Inc. (hereinafter individually and collectively called "Maker"), jointly and severally promise to pay to the order of The Mutual Fire, Marine and Inland Insurance Company (In Rehabilitation) (hereinafter called "Payee"), without set-off or defalcation at 1500 Market Street, Philadelphia, Pennsylvania, or such place as Payee may designate in writing, the principal sum of THIRTY FOUR MILLION SIX HUNDRED FIFTY-FIVE THOUSAND DOLLARS ($34,655,000.00) lawful currency of the United States of America, as provided herein.

             No interest shall accrue on the principal amount hereunder, except as otherwise expressly provided herein. The principal sum shall be payable in six (6) equal, consecutive annual installments of Five Million, Seven Hundred and Seventy Five Thousand, Eight Hundred and Thirty-Three Dollars and Thirty-Three Cents ($5,775,833.33) on or before the 1st day of April, 1996 and on or before the 1st day of April for each year from 1997 to 2001.

             This Note is being delivered as evidence of the outstanding amounts owed by Maker to Payee. If Maker fails to pay any installment of principal hereunder within seven calendar (7) days following the receipt by Maker at its office located at 1185 Avenue of the Americas, New York, NY 10036, addressed to the attention of Albert A. Skwiertz, Jr., Esquire, of written notice thereof, interest shall immediately begin to accrue on the overdue principal amount at a default rate of interest equal to ten percent (10%) per annum until such delinquent installment (and accrued interest hereunder) is paid in full or until all amounts owing hereunder (including, without limitation, accrued interest hereunder) are paid in full, if Payee has elected to accelerate the amounts due hereunder.

             Upon occurrence of any of the following events, an event of default shall arise hereunder, and the entire unpaid amount of principal hereunder (and any other amounts due hereunder) shall, at the option of Payee or any other holder hereof, become immediately due and payable without notice or demand: (a) the failure to pay any installment of principal or other amounts provided hereunder when due, and such failure continues for seven (7) calendar days after receipt by Maker at its address set forth above of written notice of such failure or (b) a petition in bankruptcy is filed by, or an order for relief under the Bankruptcy Code shall be entered against, any Maker or (c) if Maker gives notice of its intent either to cancel or not to renew the letter of credit securing this Note, or the issuer of the letter of credit securing this Note shall have given notice of its intent not to renew such letter of credit and a replacement letter of credit in substantially the same form shall not have been issued within thirty (30) days of receipt of any such notice or (d) any Maker makes an assignment for the benefit of its creditors. In addition, upon the occurrence of any such event of default, Payee shall have the right to pursue any other remedies as may be provided by law or in equity and shall be entitled to recover all collection costs and expenses, including without limitation, the reasonable attorneys' fees for collection of the total amount then due by Maker to Payee.

             The remedies of Payee as provided herein and all warrants of attorney herein shall be cumulative and concurrent, and may be pursued singly, successively, and/or together with any other remedies that may be available against Maker at the sole discretion of the Payee, and such warrants shall not be exhausted by an exercise thereof but may be exercised as often as occasion therefore shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

             Maker hereby waives presentment for payment, notice of dishonor and nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery of this acceptance, performance, default or enforcement of the payment of this Note, and each agrees that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any collateral, or any party thereof, with or without substitution, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without giving notice to Maker or reducing its liability hereunder.

             Payee shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Payee, and then only to the extent specifically set forth therein. Any such waiver by Payee of any breach of, or failure to comply with, any provisions of this Note shall not be construed as or constitute a continuing waiver of such provisions or a waiver of any other breach of or failure to comply with any other provision of this Note.

             The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include their respective representatives, successors and assigns. This instrument shall be governed, construed and enforced by and in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to conflicts of laws principles. If any provision of this Note hereof is determined by a court of competent jurisdiction to be invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining provisions hereof, other than those to which it is held invalid or unenforceable, and this Note will be construed and enforced as if such invalid or unenforceable provisions had never been inserted.

             The Maker expressly consents to the transfer, sale, assignment and/or negotiation of this Note (in whole, but not in part). Maker cannot assign or delegate its rights or obligations without the prior written consent of the Payee.

             IN WITNESS WHEREOF, the undersigned have executed this Note on the date and year first written above.


   ATTEST:                            ALEXANDER & ALEXANDER
                                      SERVICES INC.


                                      By: /s/ Albert A. Skwiertz, Jr.
   -----------------------------         ---------------------------
                                           Name: Albert A. Skwiertz, Jr.
                                           Title: Vice President


   ATTEST:                            ALEXANDER & ALEXANDER INC.


                                      By: /s/ Albert A. Skwiertz, Jr.
   -----------------------------         ---------------------------
                                           Name: Albert A. Skwiertz, Jr.
                                           Title: Vice President

   MILLER, ALFANO & RASPANTI, P.C.         Attorneys for Plaintiff,
   BY:  Gregory P. Miller, Esquire         Linda S. Kaiser,
        Gaetan J. Alfano, Esquire          Insurance Commissioner of
        Gregg W. Mackuse, Esquire          the Commonwealth of Penn-
   Identification Nos. 24891, 32971        sylvania as Rehabilitator
   and 54366                               of The Mutual Fire Marine
   Miller, Alfano & Raspanti, P.C.         and Inland Insurance
   1818 Market Street, Suite 3402          Company (In Rehabilitation)
   Philadelphia, PA 19103
   (215) 972-6400


                      IN THE COMMONWEALTH COURT OF PENNSYLVANIA

          ____________________________________X
          GEORGE F. GRODE, Insurance          :    NO. 3483, C.D. 1986
          Commissioner of the Commonwealth    :
          of Pennsylvania,                    :
                         Plaintiff,           :
                                              :
                     v.                       :
                                              :
          THE MUTUAL FIRE, MARINE AND         :
          INLAND INSURANCE COMPANY,           :
                             Defendant.       :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (BT)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HB)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          INSURANCE COMPANY OF EVANSTON       :
                            Defendant.        :
          ____________________________________X

          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HC)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine and      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (ET)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X


                                      NOTICE OF
                    MOTION OF THE REHABILITATOR FOR APPROVAL OF A
                  SETTLEMENT AGREEMENT BETWEEN THE REHABILITATOR OF
                 THE MUTUAL FIRE, MARINE AND INLAND INSURANCE COMPANY
             (IN REHABILITATION) AND ALEXANDER & ALEXANDER SERVICES INC.,
              ALEXANDER & ALEXANDER INC., SHAND MORAHAN & COMPANY, INC.
             EVANSTON INSURANCE COMPANY AND INSURANCE COMPANY OF EVANSTON
             ------------------------------------------------------------

          TO THE PARTIES ON THE SHORT AND MASTER SERVICE LISTS:

               1.   The Insurance Commissioner of Pennsylvania, as

          Rehabilitator of The Mutual Fire, Marine and Inland Insurance

          Company (In Rehabilitation) (" the Rehabilitator") has filed a

          Motion for Approval Of a Settlement Agreement between the

          Rehabilitator and Miller, Alfano & Raspanti, P.C. ("MAR") on the

          one part and Alexander & Alexander Services Inc.; Alexander &

          Alexander Inc.; Shand, Morahan & Company, Inc.; Evanston

          Insurance Company; and Insurance Company of Evanston

          (collectively "the Settling Defendants"), on the other part.

               2.   The Settlement Agreement provides, inter alia, for the
                                                       ----- ----

          resolution of claims by the Rehabilitator against the Settling

          Defendants and by the Settling Defendants against The Mutual Fire,

          Marine and Inland Insurance Company (In Rehabilitation) ("Mutual

          Fire").

               3.   The Rehabilitator seeks approval of this Court of the

          Settlement Agreement with the Settling Defendants dated March 27,

          1995 that will, inter alia, provide for a payment by the Settling
                          ----- ----

          Defendants and will compromise, resolve and settle the following claims, actions and proceedings:

               (a)  Constance B. Foster, Insurance Commissioner of the
                    --------------------------------------------------

          Commonwealth of Pennsylvania, as Rehabilitator of The Mutual
          ------------------------------------------------------------

          Fire, Marine and Inland Insurance Company v. Evanston Insurance
          ---------------------------------------------------------------

          Company, Civil Action No. 3483, C.D. 1986 (BT) (Pa. Commw. Ct.);
          -------

               (b)  Constance B. Foster, Insurance Commissioner of the
                    --------------------------------------------------

          Commonwealth of Pennsylvania, As Rehabilitator of The Mutual
          ------------------------------------------------------------

          Fire, Marine and Inland Insurance Company v. Insurance Company of
          -----------------------------------------------------------------

          Evanston, Civil Action No. 3483, C.D. 1986 (HB) (Pa. Commw. Ct.);
          --------

               (c)  Constance B. Foster, Insurance Commissioner of the
                    --------------------------------------------------

          Commonwealth of Pennsylvania, as Rehabilitator of The Mutual
          ------------------------------------------------------------

          Fire, Marine and Inland Insurance Company v. Evanston Insurance
          ---------------------------------------------------------------

          Company, Civil Action No. 3483, C.D. 1986 (HC) (Pa. Commw. Ct.);
          -------

               (d)  Constance B. Foster, Insurance Commissioner of the
                    --------------------------------------------------

          Commonwealth of Pennsylvania, as Rehabilitator of The Mutual
          ------------------------------------------------------------

          Fire, Marine and Inland Insurance Company v. Evanston Insurance
          ---------------------------------------------------------------

          Company, Civil Action No. 3483, C.D. 1986 (ET) (Pa. Commw. Ct.);
          -------

          and

               (e)  Cynthia M. Maleski, Insurance Commissioner of the
                    -------------------------------------------------

          Commonwealth of Pennsylvania, as Rehabilitator of the Mutual
          ------------------------------------------------------------

          Fire, Marine and Inland Insurance Company v. Alexander &
          --------------------------------------------------------

          Alexander Services, Inc., Alexander & Alexander, Inc. and Shand,
          ----------------------------------------------------------------

          Morahan & Company, Inc., Civil Action No. 91-1179 (E.D. Pa.), as
          -----------------------

          may be amended.

               4.   As part of the Settlement Agreement with the Settling

          Defendants, the parties have agreed to the releases specified therein.

               5.   As part of the Settlement Agreement, the parties have

          requested that the Court enter an order that:

                    (i)  Mutual Fire's present and past shareholders,

          policyholders, creditors, employees and agents shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all of the Releasees (as defined in the Settlement

          Agreement); and

                    (ii) all other parties, persons, firms and entities

          subject to the jurisdiction of the Commonwealth Court shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all past and present officers, directors or employees of Mutual Fire;

               based on or arising out of any matter whatsoever that is

          related to the subject matter of any Litigation (as defined in the Settlement Agreement), the Settlement Agreement and/or in any

          manner relating to or resulting from the Rehabilitator's alleged injuries, losses or damages.

               6.   As part of the Settlement Agreement, the Settling

          Defendants will release all claims and rights that they may have as creditors under Mutual Fire's Plan of Rehabilitation dated

          January 31, 1989 as modified by Order dated January 23, 1990,

          including all rights as Class I, Class IV and Class VI claimants.


               7.   A copy of this motion, along with a copy of the

          Settlement Agreement, are available for public inspection in the

          Clerk's office of the Commonwealth Court at the address set forth in the next sentence.  Any party in interest may file an answer,

          objection or other responsive pleading with the Clerk,

          Commonwealth Court of Pennsylvania, The Widener Building, 1339

          Chestnut Street, Suite 990, Philadelphia, Pennsylvania 19107, a

          copy of which must be served on the following counsel, on or before twenty (20) days after the date of mailing of this Notice:

                    Gregory P. Miller, Esquire
                    Gaetan J. Alfano, Esquire
                    Gregg W. Mackuse, Esquire
                    MILLER, ALFANO & RASPANTI, P.C.
                    1818 Market Street, Suite 3402
                    Philadelphia, PA  19103
                    Telephone:  (215) 972-6400
                    Telefax:    (215) 981-0082

               Counsel for Plaintiff, Linda S. Kaiser, Insurance
               Commissioner of the Commonwealth of Pennsylvania as Rehabilitator of The Mutual Fire, Marine and Inland Insurance Company (In Rehabilitation)


                    Joseph M. Donley, Esquire
                    Kittredge, Donley, Elson, Fullem & Embick
                    The Bank Building, 5th Floor
                    421 Chestnut Street
                    Philadelphia, PA  19106
                    Telephone:     (215) 829-9900
                    Telefax:       (215) 829-9888

               Counsel for Settling Defendants, Shand, Morahan & Company, Inc.; Evanston Insurance Company; and Insurance Company of Evanston


                    John D. Gordan, III, Esquire
                    Laurie Foster, Esquire
                    Morgan, Lewis & Bockius
                    101 Park Avenue
                    New York, NY  10178-0060
                    Telephone:     (212) 309-6000
                    Telefax:       (212) 309-6273

               Counsel for Settling Defendants, Alexander & Alexander Services, Inc.; Alexander & Alexander Inc.


               8.   Any party in interest may request a hearing in writing

          stating the reasons why a hearing is necessary; such a request must be filed and served as provided in the preceding paragraph.

               9.   In the absence of any answer, objection, responsive

          pleading or request for a hearing, counsel for the Rehabilitator shall promptly certify to the Court the absence of such filing and shall submit a proposed form of Order that, inter alia,
                                                          ----- ----

          approves the Settlement Agreement and directs the Rehabilitator,

          Mutual Fire and Settling Defendants to render performance in accordance with the terms and conditions of the Settlement

          Agreement, releases certain claims as set forth in paragraphs 4 and 6 hereof, and bars certain claims as set forth in paragraph 5 hereof.

               10.  In the absence of any answer, objection, other

          responsive pleading or request for hearing, the Court may, upon consideration of the record, grant this Motion.


                                        Respectfully submitted,

                                        MILLER, ALFANO & RASPANTI, P.C.


                                        By:  /s/ Gaetan J. Alfano
                                             -------------------------------
                                             GREGORY P. MILLER, ESQUIRE
                                             GAETAN J. ALFANO, ESQUIRE
          Of Counsel:                        GREGG W. MACKUSE, ESQUIRE
          James S. Gkonos, Esquire           1818 Market Street, Suite 3402
          The Mutual Fire, Marine and        Philadelphia, PA  19103
          Inland Insurance Company           (215) 972-6400
          (In Rehabilitation)
          1500 Market Street                 Attorneys for Plaintiff,
          Centre Square                      Linda S. Kaiser,
          East Tower - 17th Floor            Insurance Commissioner of the
          Philadelphia, PA  19102            Commonwealth of Pennsylvania
                                             as Rehabilitator of The Mutual
          (215) 567-9600                     Fire, Marine and Inland
                                             Insurance Company
                                             (In Rehabilitation)


          Dated: March 27, 1995

                                CERTIFICATE OF SERVICE
                                ----------------------


               I, GAETAN J. ALFANO, hereby certify that true and correct copies of the foregoing Notice of Motion of the Rehabilitator For Approval of Settlement Agreement were served upon the following persons and in the manner indicated below:


          VIA TELECOPY AND FEDERAL EXPRESS
          --------------------------------

          John D. Gordan, III, Esquire       Joseph M. Donley, Esquire
          Morgan, Lewis & Bockius            Kittredge, Donley, Elson
          101 Park Avenue                       Fullem & Embick
          New York NY 10178                  The Bank Building, 5th Flr.
                                             421 Chestnut Street
                                             Philadelphia, PA 19106


          VIA FIRST CLASS MAIL
          --------------------

          To All Parties on the Short and Master Service List


          /s/ Gaetan J. Alfano
          ------------------------------------
          Gaetan J. Alfano, Esquire
          (Attorney Identification No. 32971)
          MILLER, ALFANO & RASPANTI, P.C.
          1818 Market Street, Suite 3402
          Philadelphia, PA  19103
          (215) 972-6400


          Dated:  March 27, 1995
                  --------------------------

                      IN THE COMMONWEALTH COURT OF PENNSYLVANIA


          ____________________________________X
          GEORGE F. GRODE, Insurance          :    NO. 3483, C.D. 1986
          Commissioner of the Commonwealth    :
          of Pennsylvania,                    :
                         Plaintiff,           :
                                              :
                     v.                       :
                                              :
          THE MUTUAL FIRE, MARINE AND         :
          INLAND INSURANCE COMPANY,           :
                             Defendant.       :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (BT)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                     Defendant.        :
   ____________________________________X
   CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HB)
   Commissioner of the Commonwealth    :
   of Pennsylvania, as Rehabilitator   :
   of The Mutual Fire, Marine And      :
   Inland Insurance Company,           :
                     Plaintiff,        :
             v.                        :
                                       :
   INSURANCE COMPANY OF EVANSTON       :
                     Defendant.        :
   ____________________________________X

   CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HC)
   Commissioner of the Commonwealth    :
   of Pennsylvania, as Rehabilitator   :
   of The Mutual Fire, Marine and      :
   Inland Insurance Company,           :
                     Plaintiff,        :
             v.                        :
                                       :
   EVANSTON INSURANCE COMPANY          :
                     Defendant.        :
   ____________________________________X
   CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (ET)
   Commissioner of the Commonwealth    :
   of Pennsylvania, as Rehabilitator   :
   of The Mutual Fire, Marine And      :
   Inland Insurance Company,           :
                     Plaintiff,        :
             v.                        :
                                       :
   EVANSTON INSURANCE COMPANY          :
                     Defendant.        :
   ____________________________________X


                                       ORDER
                                       -----


        AND NOW, this _____________ day of ____________________, 1995, upon consideration of the Motion of Linda S. Kaiser, Insurance Commissioner of the

   Commonwealth of Pennsylvania, as Rehabilitator of The Mutual Fire, Marine and

   Inland Insurance Company (In Rehabilitation) ("the Rehabilitator") for

   approval of a certain Settlement Agreement dated March 27, 1995 ("Settlement

   Agreement") between the Rehabilitator and Miller, Alfano & Raspanti P.C.

   ("MAR") on the one part and Alexander & Alexander Services, Inc.; Alexander &

   Alexander Inc.; Shand, Morahan & Company, Inc.; Evanston Insurance Company;

   and Insurance Company of Evanston (collectively "the Settling Defendants") on the other part, and it
   appearing to the Court that notice of said Motion has been duly and validly given to all parties in interest by virtue of the service of a copy of the

   Notice of Motion by first class United States mail on all persons, firms and entities on the Short and Master Service Lists with respect to matters arising out of the Rehabilitation of the Mutual Fire, Marine and Inland

   Insurance Company (In Rehabilitation) ("Mutual Fire"), and that there is no opposition to the Motion, it is hereby:

        ORDERED that the Motion is GRANTED; and it is further

        ORDERED that the Settlement Agreement, a true and correct copy of which is attached to the Motion as Exhibit "1," is approved; and it is further

        ORDERED that the Rehabilitator, Mutual Fire, and the Settling Defendants

   are authorized and directed to render performance in accordance with the terms and conditions of the Settlement Agreement; and it is further

        ORDERED that:

                  (i)  Mutual Fire's present and past shareholders,

   policyholders, creditors, employees and agents shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all of the Releasees (as defined in the Settlement Agreement); and

                  (ii) all other parties, persons, firms and entities subject to the jurisdiction of the Commonwealth Court shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all past and present officers, directors or employees of Mutual Fire;

        based on or arising out of any matter whatsoever that is related to the subject matter of any of the Litigation (as defined in the Settlement

   Agreement), the Settlement Agreement and/or in any manner relating to or resulting from the Rehabilitator's alleged injuries, losses or damages.


                                      BY THE COURT:


                                      _____________________________
                                      Charles A. Lord, Senior Judge

   MILLER, ALFANO & RASPANTI, P.C.         Attorneys for Plaintiff,
   BY:  Gregory P. Miller, Esquire         Linda S. Kaiser,
        Gaetan J. Alfano, Esquire          Insurance Commissioner of
        Gregg W. Mackuse, Esquire          the Commonwealth of Penn-
   Identification Nos. 24891, 32971        sylvania as Rehabilitator
   and 54366                               of The Mutual Fire Marine
   Miller, Alfano & Raspanti, P.C.         and Inland Insurance
   1818 Market Street, Suite 3402          Company (In Rehabilitation)
   Philadelphia, PA 19103
   (215) 972-6400


                      IN THE COMMONWEALTH COURT OF PENNSYLVANIA

          ____________________________________X
          GEORGE F. GRODE, Insurance          :    NO. 3483, C.D. 1986
          Commissioner of the Commonwealth    :
          of Pennsylvania,                    :
                         Plaintiff,           :
                                              :
                     v.                       :
                                              :
          THE MUTUAL FIRE, MARINE AND         :
          INLAND INSURANCE COMPANY,           :
                             Defendant.       :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (BT)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY          :
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HB)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          INSURANCE COMPANY OF EVANSTON       :
                            Defendant.        :
          ____________________________________X

          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (HC)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine and      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY,         :
                            Defendant.        :
          ____________________________________X
          CONSTANCE B. FOSTER, Insurance      :    NO. 3483, C.D. 1986 (ET)
          Commissioner of the Commonwealth    :
          of Pennsylvania, as Rehabilitator   :
          of The Mutual Fire, Marine And      :
          Inland Insurance Company,           :
                            Plaintiff,        :
                    v.                        :
                                              :
          EVANSTON INSURANCE COMPANY,         :
                            Defendant.        :
          ____________________________________X

                     MOTION OF THE REHABILITATOR FOR APPROVAL
                OF A SETTLEMENT AGREEMENT BETWEEN THE REHABILITATOR
              OF THE MUTUAL FIRE, MARINE AND INLAND INSURANCE COMPANY
           (IN REHABILITATION) AND ALEXANDER & ALEXANDER SERVICES INC.,
            ALEXANDER & ALEXANDER INC., SHAND, MORAHAN & COMPANY, INC.,
           EVANSTON INSURANCE COMPANY AND INSURANCE COMPANY OF EVANSTON
           ------------------------------------------------------------

   TO THE HONORABLE CHARLES A. LORD, SENIOR JUDGE:

        1.   Movant is Linda S. Kaiser, Insurance Commissioner of the

   Commonwealth of Pennsylvania, as Rehabilitator of The Mutual Fire, Marine and

   Inland Insurance Company (In Rehabilitation) ("the Rehabilitator"), by and

   through her counsel, Miller Alfano & Raspanti, P.C. ("MAR").

        2.   The Mutual Fire, Marine and Inland Insurance Company (In

   Rehabilitation) ("Mutual Fire") is a mutual insurance company created under the laws of the Commonwealth of Pennsylvania and is in rehabilitation pursuant to an Order of Rehabilitation entered on December 8, 1986.

        3.   Alexander & Alexander Services Inc. is the parent company of

   Alexander & Alexander Inc. (collectively, "Alexander & Alexander").

        4.   Alexander & Alexander was the former parent company of Shand,

   Morahan & Company, Inc. ("Shand").

        5.   For a period commencing sometime in 1970, Shand served as Mutual

   Fire's Managing General Agent.

        6.   Evanston Insurance Company ("EIC") and Insurance Company of

   Evanston ("ICE") are affiliates of Shand.

        7.   EIC and ICE were parties to contracts with Mutual Fire pursuant to which EIC, ICE and Mutual Fire participated in reinsurance treaties; all present claims between the Rehabilitator, on the one hand, and EIC and ICE,

   on the other hand, are claims arising solely out of contracts.

        8.   The Rehabilitator seeks approval of this Court of a Settlement

   Agreement with Alexander & Alexander, Shand, EIC and ICE (collectively, the

   "Settling Defendants") dated March 27, 1995 that will, inter alia, provide
                                                          ----- ----

   for the payment by the Settling Defendants of an initial payment of

   $12,000,000, the delivery of Promissory Notes in the aggregate original principal amount of $35,000,000 payable in six annual installment payments

   (without interest) which payments are secured by an evergreen letter of credit, and the transfer to the Rehabilitator of the amount of $4,600,000 from trusteed funds and will compromise, resolve and settle the following claims, actions and proceedings:

        (a)  Constance B. Foster, Insurance Commissioner of the
             ---------------------------------------------------

   Commonwealth of Pennsylvania, as Rehabilitator of The Mutual Fire, Marine and
   -----------------------------------------------------------------------------

   Inland Insurance Company v. Evanston Insurance Company, Civil Action No.
   ------------------------------------------------------

   3483, C.D. 1986 (BT) (Pa. Commw. Ct.);

        (b)  Constance B. Foster, Insurance Commissioner of the Commonwealth of
             ------------------------------------------------------------------

   Pennsylvania, As Rehabilitator of The Mutual Fire, Marine and Inland
   --------------------------------------------------------------------

   Insurance Company v. Insurance Company of Evanston, Civil Action No. 3483,
   --------------------------------------------------

   C.D. 1986 (HB) (Pa. Commw. Ct.);

        (c)  Constance B. Foster, Insurance Commissioner of the Commonwealth of
             ------------------------------------------------------------------

   Pennsylvania, as Rehabilitator of The Mutual Fire, Marine and Inland
   --------------------------------------------------------------------

   Insurance Company v. Evanston Insurance Company, Civil Action No. 3483, C.D.
   -----------------------------------------------

   1986 (HC) (Pa. Commw. Ct.);

        (d)  Constance B. Foster, Insurance Commissioner of the Commonwealth of
             ------------------------------------------------------------------

   Pennsylvania, as Rehabilitator of The Mutual Fire, Marine and Inland
   --------------------------------------------------------------------

   Insurance Company v. Evanston Insurance Company, Civil Action No. 3483, C.D.
   -----------------------------------------------

   1986 (ET) (Pa. Commw. Ct.); and

        (e)  Cynthia M. Maleski, Insurance Commissioner of the Commonwealth of
             -----------------------------------------------------------------

   Pennsylvania, as Rehabilitator of the Mutual Fire, Marine and Inland
   --------------------------------------------------------------------

   Insurance Company v. Alexander & Alexander Services, Inc., Alexander &
   ----------------------------------------------------------------------

   Alexander, Inc. and Shand, Morahan & Company, Inc., Civil Action No. 91-1179
   --------------------------------------------------

   (E.D. Pa.) as may be amended.

        9.   As part of the Settlement Agreement with the Settling Defendants,

   the parties have agreed to the releases specified therein.

        10.  As part of the Settlement Agreement, the parties request that this

   Court enter an order that:

             (i)  Mutual Fire's present and past shareholders, policyholders,

   creditors, employees and agents shall be forever barred from commencing,

   asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all of the Releasees (as defined in the

   Settlement Agreement); and

             (ii) all other parties, persons, firms and entities subject to the jurisdiction of the Commonwealth Court shall be forever barred from commencing, asserting or continuing any and all claims, demands, suits or causes of action of any kind against any or all past and present officers,

   directors or employees of Mutual Fire;

        based on or arising out of any matter whatsoever that is related to the subject matter of any Litigation (as defined in the Settlement Agreement),

   the Settlement Agreement and/or in any manner relating to or resulting from the Rehabilitator's alleged injuries, losses or damages.

        11.  As part of the Settlement Agreement, the Settling Defendants will release all claims and rights that they may have as creditors under Mutual

   Fire's Plan of Rehabilitation dated January 31, 1989 as modified by Order dated January 23, 1990, including all rights as Class I, Class IV and Class

   VI claimants.  "Class I, Class IV, and Class VI Claims" are all claims or rights that the Settling Defendants may have as a Class I, Class IV, or Class

   VI claimant under Mutual Fire's Plan of Rehabilitation dated January 31,

   1989, as modified by Order dated January 23, 1990.  In addition, the

   Rehabilitator has agreed to assign to Alexander &

   Alexander all of Mutual Fire's right, title and interest in and to any claims for recovery of reinsurance balances due to Mutual Fire from EIC and ICE.

        12.  A true and correct copy of the Settlement Agreement dated March 27,

   1995 is attached hereto as Exhibit "1."

        13.  The Rehabilitator has served a separate Notice, attached hereto as

   Exhibit "2," of the filing of this Motion to all persons, firms and entities on the Short and Master Service Lists with respect to matters arising out of the Rehabilitation of Mutual Fire via First Class United States mail and requests that the Court find that such notice has been given and that it,

   along with the time fixed for response, constitutes adequate, fair and reasonable notice to all parties in interest of this Motion.

        14.  The Rehabilitator believes and therefore avers that approval of the

   Settlement Agreement and issuance of the annexed proposed Order is in the best interest of Mutual Fire, its policyholders and creditors, as it enables the Rehabilitator to compromise, resolve and settle certain claims against,

   and by, the Settling Defendants so that the agreed amount of funds due Mutual

   Fire may be collected promptly.

        WHEREFORE, for the reasons set forth herein, the Rehabilitator hereby respectfully requests that this Honorable Court enter an

   Order, in the form annexed hereto, which, inter  alia, approves the
                                             ----- -----

   Settlement Agreement attached hereto as Exhibit "1."

                                 Respectfully submitted,

                                 MILLER, ALFANO & RASPANTI, P.C.


                                 By:  /s/ Gaetan J. Alfano
                                      -------------------------------
                                      GREGORY P. MILLER, ESQUIRE
                                      GAETAN J. ALFANO, ESQUIRE
   Of Counsel:                        GREGG W. MACKUSE, ESQUIRE
   James S. Gkonos, Esquire           1818 Market Street, Suite 3402
   The Mutual Fire, Marine and        Philadelphia, PA  19103
     Inland Insurance Company         (215) 972-6400
   (In Rehabilitation)
   1500 Market Street                 Attorneys for Plaintiff,
   Centre Square                      Linda S. Kaiser,
   East Tower - 17th Floor            Insurance Commissioner of the
   Philadelphia, PA  19102            Commonwealth of Pennsylvania as
   (215) 567-9600                     Rehabilitator of The Mutual
                                      Fire, Marine and Inland Insurance
                                      Company (In Rehabilitation)

   Dated:

   March 27, 1995
                                         7

                              CERTIFICATE OF SERVICE
                              ----------------------


        I, GAETAN J. ALFANO, hereby certify that true and correct copies of the foregoing Motion of the Rehabilitator For Approval of Settlement Agreement were served upon the following persons and in the manner indicated below:


   VIA TELECOPY AND FEDERAL EXPRESS
   --------------------------------

   John D. Gordan, III, Esquire            Joseph M. Donley, Esquire
   Morgan, Lewis & Bockius                 Kittredge, Donley, Elson
   101 Park Avenue                              Fullem & Embick
   New York, NY 10178                      The Bank Building, 5th Flr.
                                           421 Chestnut Street
                                           Philadelphia, PA 19106


   /s/ Gaetan J. Alfano
   ------------------------------------
   Gaetan J. Alfano, Esquire
   (Attorney Identification No. 32971)
   MILLER, ALFANO & RASPANTI, P.C.
   1818 Market Street, Suite 3402
   Philadelphia, PA  19103
   (215) 972-6400


   Dated:  March 27, 1995
           --------------------------

                        IN THE UNITED STATES DISTRICT COURT
                     FOR THE EASTERN DISTRICT OF PENNSYLVANIA


   ---------------------------------------x
                                           :    CIVIL ACTION
   CONSTANCE B. FOSTER,                    :
   Insurance Commissioner of the           :
   Commonwealth of Pennsylvania,           :
   as Rehabilitator of The Mutual          :
   Fire, Marine & Inland                   :
   Insurance Company,                      :
                                           :
                                           :
                  Plaintiff,               :
                                           :
             v.                            :
                                           :
   ALEXANDER & ALEXANDER                   :
    SERVICES INC.,                         :
   ALEXANDER & ALEXANDER INC. and          :
   SHAND, MORAHAN & COMPANY                :
                                           :
                                           :
                  Defendants.              :
                                           :    NO. 91-1179
   ---------------------------------------x


                              STIPULATION AND ORDER
                              ---------------------

                          IT IS HEREBY STIPULATED AND AGREED by and among the

   undersigned, pursuant to Fed.R.C.P. 15(a), that Plaintiff may serve and file an Amended Complaint in the form annexed hereto; and

                          IT IS FURTHER STIPULATED AND AGREED that Defendants'

   time to move or answer with respect to the annexed Amended Complaint is stayed pending further order of this Court; and

                          IT IS FURTHER STIPULATED AND AGREED that this Court's

   Order, entered February 8, 1995, staying this action for a period of ninety

   (90) days from February 8, 1995, and any subsequent amendments or extensions of that Order, otherwise remain in full force and effect.

   Respectfully submitted,


   /s/ Gaetan J. Alfano
   -------------------------
   Gaetan J. Alfano, Esquire            Counsel for Plaintiff,
   Gregory P. Miller, Esquire           Constance B. Foster,
                                        Insurance Commissioner of
   Miller, Alfano & Raspanti            the Commonwealth of
   Suite 3402                           Pennsylvania, as
   1818 Market Street                   Rehabilitator of the Mutual
   Philadelphia, PA  19103              Fire, Marine & Inland
   (215) 972-6400                       Insurance Company


   /s/ Laurie E. Foster
   -------------------------
   John D. Gordan, III, Esquire         Counsel for Defendants
   Laurie E. Foster, Esquire            Alexander & Alexander
                                        Services Inc. and Alexander
   Morgan, Lewis & Bockius              & Alexander Inc.
   101 Park Avenue
   New York, NY  10178
   (212) 309-6000


   /s/ Joseph M. Donley
   --------------------------
   Joseph M. Donley, Esquire            Counsel for Defendant
                                        Shand Morahan & Company,
   Kittredge, Donley, Elson,            Inc.
   Fullem & Embick
   The Bank Building, 5th Floor
   421 Chestnut Street
   Philadelphia, PA  19106
   (215) 829-9900

   Dated:  March __, 1995

                                              SO ORDERED:

                                              ____________________________
                                              HERBERT J. HUTTON,  U.S.D.J.